UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 13, 2008

LIQUIDMETAL TECHNOLOGIES, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-31331	33-0264467
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or organization)	Identification No.)

30452 Esperanza

Rancho Santa Margarita, CA  92688

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (949) 635-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LIQUIDMETAL TECHNOLOGIES, INC.

FORM 8-K

Item 5.02.  Appointment of Principal Officer; Compensatory Arrangement of Officer.

On January 13, 2008, the Board of Directors of Liquidmetal Technologies, Inc. (the “Company”) approved the appointment of Gerald E. Morrow to serve as the Chief Financial Officer of the Company effective immediately.  As Chief Financial Officer, Mr. Morrow will serve as the Company’s principal financial and accounting officer.  Won Chung will cease to be the Company’s principal financial and accounting officer, but will continue to serve as Vice President of Finance of the Company.

Mr. Morrow, who is 57 years of age, most recently served as Vice President of Finance at Performance Team Freight Systems, Inc., a nationwide third party logistics company.  He served in this capacity from 2000 until 2007, where he oversaw all finance, budgeting and human resource responsibilities.  From 1999 to 2000, Mr. Morrow was the Controller for Ace Clearwater Enterprises, a privately held aerospace manufacturing company.  From 1996 to 1998, he was the Controller of Gerald Metals, Inc.’s PGP Industries, a precious metals trading and refining company.  From 1993 to 1995, Mr. Morrow served as the Division Controller of the Vertical Products Division of Goulds Pumps, Incorporated, which manufactured vertical turbine pumps.  From 1987 through 1993, Mr. Morrow served as Controller of Dun & Bradstreet Corporation’s Donnelly Information Publishing.  Mr. Morrow received a B.S. in Business Administration from the California State University at Long Beach in 1975.

The Company and Mr. Morrow have entered into an Employment Agreement, dated January 13, 2008, under which Mr. Morrow will serve as the Company’s Chief Financial Officer for a term of three years ending on January 13, 2011 (the “Employment Agreement”).  The Employment Agreement provides for an annual base salary of $175,000 plus bonuses at the discretion of the Company’s Board of Directors.  The Company can terminate Mr. Morrow’s employment at any time, provided that if his employment is terminated without cause, then he will continue to be entitled to his base salary and health and welfare benefits for a period of six months after termination.  In connection with the commencement of his employment, Mr. Morrow was granted an option to purchase up to 200,000 shares of Company common stock under the Company’s 2002 Equity Incentive Plan.  The option was granted at an exercise price equal to $0.64 per share, which was the fair market value of the Company’s common stock on the option grant date, and the option vests to the extent of 40,000 shares on each anniversary of the option grant date beginning in 2009.

Item 7.01.  Regulation FD Disclosure.

The Company has issued a press release, dated January 15, 2008, relating to the appointment of Gerald Morrow as Chief Financial Officer of the Company.  The press release is attached to this Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished herewith:

Exhibit
Number	Description
99.1	Press release dated January 15, 2008.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

LIQUIDMETAL TECHNOLOGIES, INC.

	By:	/s/ Larry E. Buffington
Larry E. Buffington,
President & Chief Executive Officer

Date: January 15, 2008

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated January 15, 2008.